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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) September 8, 1998


                       Advanta Mortgage Loan Trust 1998-3
             (Exact name of registrant as specified in its charter)


          New York                                          Application Pending
(State or Other Jurisdiction        (Commission                (I.R.S. Employer
      of Incorporation)             File Number)             Identification No.)

c/o Advanta Mortgage Conduit                                        92127
       Services, Inc.                                             (Zip Code)
  Attention: Carl Forsyth
 16875 West Bernardo Drive
   San Diego, California
   (Address of Principal
     Executive Offices)


        Registrant's telephone number, including area code (619) 674-1800

--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

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     Item 5.  Other Events

         In connection with the offering of Advanta Mortgage Loan Trust 1998-3 Mortgage Loan Asset-Backed Certificates, Series 1998-3, described in a Prospectus Supplement to be dated as of September 15, 1998, certain "Computational Materials" within the meanings of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors (the "Related Computational Materials").

      Item 7. Financial Statements, Pro Forma Financial Information and
              Exhibits.

      (a) Not applicable

      (b) Not applicable

      (c) Exhibit 99.1. Related Computational Materials (as defined in Item 5 above).

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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    ADVANTA MORTGAGE LOAN TRUST 1998-3

                                    By: Advanta Mortgage Conduit Services,
                                        Inc., as Sponsor


                                        By: /s/ Mark T. Dunsheath
                                            -----------------------------
                                            Name: Mark T. Dunsheath
                                            Title: Vice President


Dated: September 10, 1998

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                                  EXHIBIT INDEX


EXHIBIT NO.             DESCRIPTION                                     PAGE NO.
-----------             -----------                                     --------
99.1                    Related Computational Materials (as                5
                        defined in Item 5 above).